Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the filing of Amendment No. 2 to the Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2006 (the “Report”) by CapSource Financial, Inc. (“Registrant”), I, Steven J. Kutcher, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

DATE: August 6 , 2007	By:	/s/ Steven J. Kutcher

Name: Steven J. Kutcher
Chief Financial and Principal Accounting Officer